Exhibit 99.1

II-VI INCORPORATED AND COHERENT, INC. ANNOUNCE RESPECTIVE SHAREHOLDER AND STOCKHOLDER APPROVALS FOR MERGER AGREEMENT

Pittsburgh and Santa Clara, Calif., June 24, 2021 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI) and Coherent, Inc. (Nasdaq: COHR) today announced that II-VI’s shareholders and Coherent’s stockholders have each voted overwhelmingly to adopt and approve, as applicable, all proposals relating to the previously announced merger agreement for II-VI to acquire Coherent. The votes were held at the respective special meetings of II-VI's shareholders and Coherent's stockholders today. Approximately 99% of the votes cast at II-VI’s special meeting voted to approve the proposal to issue shares of II-VI common stock as described in the joint proxy statement/prospectus for the special meeting, and approximately 99% of the shares of Coherent common stock voting at Coherent’s special meeting voted to approve the proposal to adopt the merger agreement.

“We are thrilled that II-VI shareholders and Coherent stockholders share our strong conviction in this transformative business combination, which will create a diversified global leader in engineered materials, photonics, and electronics, gaining greater exposure to irreversible market megatrends,” said Dr. Vincent D. Mattera, Jr., Chief Executive Officer of II-VI. “Together, we will be able to leverage our disruptive technology platforms and complementary scale to address a broader customer base around the globe and drive continued growth and innovation, while gaining deeper market insights from our combined businesses to better inform our strategic investments and decisions. We are excited to work together with the talented Coherent team to continue delivering significant value to all stakeholders, including shareholders, customers, employees, and business partners.”

“The combination of II-VI and Coherent will provide compelling benefits to our customers, create more opportunities for our team members to continue to develop innovative new products and solutions, and deliver significant value for our stockholders,” said Andy Mattes, President and Chief Executive Officer of Coherent. “We are excited to hit the ground running upon transaction close and look forward to bringing together our customer-centric, innovative cultures with track records of operational excellence.”

With approval from their respective shareholders and stockholders completing a critical milestone, the companies believe the transaction is on track to close by year-end 2021 or at the beginning of the first calendar quarter of 2022. The transaction remains subject to the completion of customary closing conditions, including the receipt of required regulatory approvals.

Allen & Company LLC and J.P. Morgan Securities LLC are acting as II-VI’s financial advisors, and Wachtell, Lipton, Rosen & Katz and K&L Gates LLP are serving as legal advisors to II-VI.

Bank of America and Credit Suisse are serving as financial advisors to Coherent, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Coherent.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, II-VI has research and development, manufacturing, sales, service, and distribution facilities worldwide. II-VI produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information about II-VI, visit II-VI's website at www.ii-vi.com.

About Coherent, Inc.

Founded in 1966, Coherent, Inc. is a global provider of lasers and laser-based technology for scientific, commercial and industrial customers. Coherent's common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit Coherent’s website at https://www.Coherent.com for product and financial updates.

Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI and Coherent believe that all forward-looking statements made in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the proposed transaction between II-VI and Coherent, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed transaction, including the receipt by either party of an unsolicited proposal from a third party; (iv) II-VI’s ability to finance the proposed transaction, the substantial indebtedness II-VI expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the proposed transaction; (viii) the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (x) the ability of II-VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II-VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II-VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II-VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xx) pricing trends, including II-VI’s and Coherent’s ability to achieve economies of scale; and/or (xxi) uncertainty as to the long-term value of II-VI common stock. Both II-VI and Coherent disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the U.S. Securities and Exchange Commission (the “SEC”) (as amended on May 4, 2021 and supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither II-VI nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

II-VI
Investors: Mary Jane Raymond Chief Financial Officer investor.relations@ii-vi.com www.ii-vi.com/contact-us	Media: Sard Verbinnen & Co George Sard / Jared Levy / David Isaacs II-VI-SVC@sardverb.com

Coherent
Investors: Charlie Koons Brunswick Group +1 (917) 246-1458	Media: Jonathan Doorley / Rebecca Kral Brunswick Group +1 (917) 459-0419 / +1 (917) 818-9002

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